UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 28, 2012

FNB BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California 94080
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 8.01 Other Events.

FNB Bancorp, the parent of First National Bank of Northern California, announced that Stuart Keirle has joined First National Bank of Northern California (“FNB Norcal”) as Executive Development Director, working out of the Bank’s new Financial District branch at 130 Battery Street.

A copy of the press release issued by the registrant and the Company on September 28, 2012, announcing the appointment of Mr. Stuart Keirle is attached to this report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith.

Exhibit	Description of Exhibit

99.01	Press release of September 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB BANCORP (Registrant)

Dated: September 28, 2012.	By:	/s/ David A. Curtis
David A. Curtis
Senior Vice President and
Chief Financial Officer